SUBSEQUENT EVENTS	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 10 – SUBSEQUENT EVENTS

On August 1, 2013, the Company issued 140,000 unregistered shares of ABHD common stock to Prosdocimi Ltd. pursuant to an Advisory Agreement whereby Prosdocimi Ltd. is to provide investor relations services to the Company and promote the development of strategic business relationships with the Company in the United Kingdom.

On July 2, 2013, AbTech was awarded a project for the installation of stormwater systems (the “Project”) in a county on the east coast of the U.S. (the “County”). In connection with the Project, AbTech will provide services to the County pertaining to the design, installation, maintenance and inspection of stormwater treatment technology at up to ten stormwater drainage outfall sites in the County. The Project has a term of three years and the maximum amount to be paid to the Company for the Company’s services related to the Project is not to exceed twelve million dollars ($12,000,000). AbTech is expected to use subcontractors, including AEWS, for the design, construction and installation work pertaining to the Contract. Project work is expected to begin in August 2013. The Company’s fee for services will be paid in monthly installments by the County. The amount of each partial monthly payment will be determined by the portion of the Company’s work completed, as approved by the County Commissioner.

On July 12, 2013, the Company borrowed the remaining balance of $250,000 on the Bridge Note financing facility entered into on June 14, 2013 (see NOTE 6 – PROMISSORY NOTES) bringing the total amount owed by the Company on the Bridge Note to $500,000 plus accrued interest.

On August 8, 2013, the Company borrowed $600,000 pursuant to a secured convertible promissory note with an interest rate of 6.5% per annum, a term of 90 days and a feature that allows conversion into shares of the Company’s common stock at a conversion rate of $0.70 per share.

NOTE 17 – SUBSEQUENT EVENTS

Subsequent to December 31, 2012, the Company issued 128,971 shares of common stock pursuant to a cashless exercise of warrants by a warrant holder. In addition, the Company issued 40,000 shares of common stock to a consultant for services rendered.

UNAUDITED

The following subsequent event disclosures involve events that occurred after the March 29, 2013 date of the Report of Independent Registered Public Accounting Firm and, therefore, these disclosures are unaudited.

On April 11, 2013 the Company completed a transaction (the “Transaction”) wherein the Company assigned to new investors its right to repurchase eleven outstanding convertible promissory notes (the “AbTech Notes”) issued by the Company’s subsidiary, AbTech Industries, Inc. The AbTech Notes were all non-interest bearing with an aggregate principal amount of $1,856,000 and maturity dates ranging from March 31, 2013 to May 11, 2014. The new investors purchased the AbTech Notes pursuant to Assignment and Assumption Agreements whereby they agreed to immediately convert the AbTech Notes into shares of Series A preferred stock of AbTech Industries, Inc. in accordance with the conversion terms of the AbTech Notes and then to further convert the shares of Series A preferred stock into shares of the Company’s common stock as provided for in the terms of the Company’s merger with AbTech Industries, Inc. that occurred in February 2011. The Transaction was a cashless transaction for the Company with the price paid to repurchase the Notes equal to the price paid by the new investors to acquire the Notes. As a result of the Transaction, the Company reduced its outstanding convertible debt by $1,856,000 and issued 2,649,640 shares of its common stock.

On May 21, 2013, the EPA granted an additional extension of the time limited registration discussed in NOTE 16 above, that expires on May 31, 2014.